TIAA-CREF Funds	Summary Prospectus

TIAA-CREF Social Choice International Equity Fund

MARCH 1, 2020

Class:	Institutional	Advisor	Premier	Retirement	Retail
Ticker:	TSONX	TSOHX	TSOPX	TSOEX	TSORX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.tiaa.org/tcf_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2020, as subsequently supplemented, and the sections of the Fund’s shareholder report dated October 31, 2019 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semiannual shareholder reports of the Fund and of the other investment portfolios (collectively with the Fund, the “Funds”) of the TIAA-CREF Funds (the “Trust”) will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on Teachers Insurance and Annuity Association of America’s (“TIAA”) website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or by contacting your financial intermediary (such as a broker-dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to continue to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your

TIAA-CREF Social Choice International Equity Fund  ■  Summary Prospectus     1

shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or, if you are a direct investor or invest through a TIAA Account, to all funds held with the Funds and any other investment companies within the same group of related investment companies.

Investment objective

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall foreign equity markets while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, investors may be required to pay a commission to a broker-dealer or other financial intermediary on purchases and sales of Institutional Class or Advisor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class

Management fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) fees	—	—	0.15%	—	0.25%
Other expenses	0.28%	0.36%	0.29%	0.53%	0.37%
Total annual Fund operating expenses	0.58%	0.66%	0.74%	0.83%	0.92%
Waivers and expense reimbursements[1]	(0.18)%	(0.18)%	(0.19)%	(0.18)%	(0.18)%
Total annual Fund operating expenses after
fee waiver and/or expense reimbursement	0.40%	0.48%	0.55%	0.65%	0.74%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.40% of average daily net assets for Institutional Class shares; (ii) 0.55% of average daily net assets for Advisor Class shares; (iii) 0.55% of average daily net assets for Premier Class shares; (iv) 0.65% of average daily net assets for Retirement Class shares; and (v) 0.79% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2021, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$41	$49	$56	$66	$76
3 years	$168	$193	$217	$247	$275
5 years	$306	$350	$393	$443	$492
10 years	$709	$805	$901	$1,009	$1,115

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

TIAA-CREF Social Choice International Equity Fund  ■  Summary Prospectus     3

During the fiscal year ended October 31, 2019, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund attempts to achieve the return of the foreign equity markets, as represented by its benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE Index”), while investing in companies whose activities are consistent with the Fund’s ESG criteria. See “Additional information about the Fund’s benchmark index” in the non-summary portion of the Prospectus for more information about the Fund’s benchmark. Fund holdings may be denominated in U.S. dollars or non-U.S. dollar currencies.

The Fund’s investments are subject to certain ESG criteria. The ESG criteria are implemented based on data provided by independent research vendor(s). All companies must meet or exceed minimum ESG performance standards to be eligible for inclusion in the Fund. The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations.

The ESG evaluation process is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more or less relative weight compared to the broader range of potential assessment categories. Concerns in one area do not automatically eliminate an issuer from being an eligible Fund investment. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. The Fund will not generally invest in companies significantly involved in certain business activities, including but not limited to the production of alcohol, tobacco, military weapons, firearms, nuclear power, thermal coal and gambling products and services.

Once a universe of ESG-eligible companies is established, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”) then uses quantitative investment techniques to attempt to closely match, to the extent practicable, the overall risk characteristics of the benchmark index. Under these quantitative investment techniques, the Fund uses a risk model to evaluate the universe of stocks in which the Fund may invest and to inform the construction of a broadly diversified group of stocks. The Fund holdings will generally consist of a subset

4     Summary Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

of the eligible investment universe. The Fund is not required to invest in all of the companies that meet the ESG criteria.

The Corporate Governance and Social Responsibility Committee (the “CGSR Committee”) of the Board of Trustees of the Trust (“Board of Trustees”) reviews the ESG criteria used to determine eligibility of the securities held by the Fund and approves the vendor of that service. Advisors seeks to ensure that the Fund’s investments are consistent with its ESG criteria, but Advisors cannot guarantee that this will always be the case for every Fund investment. Consistent with its responsibilities, the CGSR Committee evaluates options for implementing the Fund’s ESG investment criteria and monitors the ESG vendor(s) selected to supply the ESG-eligible universe. Advisors has the right to change the ESG vendor(s) at any time and to add to the number of vendors providing the universe of eligible companies. Investing on the basis of ESG criteria is qualitative and subjective by nature, and there can be no assurance that the process utilized by the Fund’s vendor(s) or any judgment exercised by the CGSR Committee or Advisors will reflect the beliefs or values of any particular investor.

The ESG criteria the Fund takes into consideration are non-fundamental investment policies. Such criteria and the universe of investments that the Fund utilizes may be changed without the approval of the Fund’s shareholders. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• ESG Criteria Risk—The risk that because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price

TIAA-CREF Social Choice International Equity Fund  ■  Summary Prospectus     5

volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

• Benchmark Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

• Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the Institutional Class.

6     Summary Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2019, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Social Choice International Equity Fund

Best quarter: 9.54%, for the quarter ended March 31, 2019. Worst quarter: -12.72%, for the quarter ended December 31, 2018.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2019

	Inception date	One year	Since inception
Institutional Class	8/7/2015
Return before taxes		23.31%	5.32%
Return after taxes on distributions		22.87%	4.88%
Return after taxes on distributions and sale of
Fund shares		14.16%	4.16%
Advisor Class	12/4/2015
Return before taxes		23.36%	5.30%*
Premier Class	8/7/2015
Return before taxes		23.15%	5.17%
Retirement Class	8/7/2015
Return before taxes		23.03%	5.08%
Retail Class	8/7/2015
Return before taxes		23.01%	4.97%

MSCI EAFE® Index
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses
or other taxes)		22.01%	4.81%†

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because Advisor Class has different expenses than the Institutional Class.

†		Performance is calculated from the inception date of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Philip James (Jim) Campagna, CFA	Lei Liao, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2015	since 2015

8     Summary Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

TIAA-CREF Social Choice International Equity Fund  ■  Summary Prospectus     9

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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